                                                                   EXHIBIT 10(c)

                               SECOND AMENDMENT TO
                 AMENDED AND RESTATED RECEIVABLES SALE AGREEMENT

         THIS SECOND AMENDMENT (the "Amendment"), dated as of March 25, 2002, is entered into among ArvinMeritor Receivables Corporation, a Delaware corporation (the "Seller"), ArvinMeritor, Inc., an Indiana corporation (the "Initial Collection Agent," and, together with any successor thereto, the "Collection Agent"), the related committed purchasers party hereto (the "Related Committed Purchasers"), Amsterdam Funding Corporation, a Delaware corporation ("Amsterdam"), Giro Balanced Funding Corporation ("GBFC"), Atlantic Asset Securitization Corp. ("Atlantic"), La Fayette Asset Securitization LLC, ABN AMRO Bank N.V., as agent for the Purchasers (the "Agent") and as a Purchaser Agent, Bayerische Landesbank, New York Branch ("BLB"), as a Purchaser Agent, and Credit Lyonnais ("CL"), acting through its New York Branch, as a Purchaser Agent.

         Reference is hereby made to that certain Amended and Restated Receivables Sale Agreement, dated as of September 27, 2001 (as amended, supplemented or otherwise modified through the date hereof, the "Sale Agreement"), among the Seller, the Initial Collection Agent, Amsterdam, GBFC, Atlantic, the other Conduit Purchasers from time to time party thereto, the Agent, BLB, CL and the other Purchaser Agents from time to time to the party thereto. Terms used herein and not otherwise defined herein which are defined in the Sale Agreement or the other Transaction Documents (as defined in the Sale Agreement) shall have the same meaning herein as defined therein.

         For good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         Section 1. Subject to the following terms and conditions, including without limitation the conditions precedent set forth in Section 2, upon execution by the parties hereto in the space provided for that purpose below, the Sale Agreement shall be, and it hereby is, amended as follows:

                  (a) Section 3.3 of the Sale Agreement shall be amended by deleting therefrom the reference to "Tuesday" and replacing it with "Wednesday".

                  (b) The defined term "Originators" appearing in Schedule I to the Sale Agreement is amended in its entirety to be and to read as follows:

                           "Originators" means Maremont Exhaust
                  Products, Inc., a Delaware corporation, Purolator Products NA, Inc., a Delaware corporation, Gabriel Ride Control Products, Inc., a Delaware corporation, Meritor Heavy Vehicle Systems, LLC, a Delaware limited liability company, Meritor Heavy Vehicle Braking Systems (USA), Inc., a Delaware corporation, Euclid Industries, LLC, a Delaware limited liability company, ArvinMeritor OE, LLC, a Delaware limited liability company, and Roll Coater, Inc., an Indiana corporation.

                  (c) Exhibit C to the Sale Agreement is hereby amended in its entirety to be and to read as Exhibit C attached hereto.

                  (d) Exhibit D to the Sale Agreement is hereby amended in its entirety to be and to read as Exhibit D attached hereto.

         Section 2. Section 1 of this Agreement shall become effective only once the Agent has received, in form and substance satisfactory to the Agent, the following:

                  (a) A certificate of the Secretary of Roll Coater, Inc. ("Roll Coater") certifying (i) the resolutions of Roll Coater's board of directors approving each Transaction Document to which it is a party,
         (ii) the name, signature, and authority of each officer who executes on Roll Coater's behalf a Transaction Document (on which certificate the Agent, each Purchaser Agent and each Purchaser may conclusively rely until a revised certificate is received), (iii) Roll Coater's certificate or articles of incorporation certified by the Secretary or Assistant Secretary, (iv) a copy of Roll Coater's by-laws and (v) good standing certificate issued by the Secretary of State of the jurisdiction where Roll Coater is organized.

                  (b) All instruments and other documents required, or deemed desirable by the Agent, to perfect the Agent's first priority interest in the Receivables, Related Security, Collections, the Purchase Agreement and the Lock-Box Accounts of Roll Coater in all appropriate jurisdictions.

                  (c) UCC search reports from all jurisdictions the Agent requests.

                  (d) Favorable opinions of counsel covering such matters as any Purchaser Agent or the Agent may request.

                  (e) Such other approvals, opinions or documents as the Agent or any Purchaser Agent may reasonably request.

         Section 3. The parties hereto consent to the execution and delivery of that certain First Amendment to Amended and Restated Purchase and Sale Agreement by the parties thereto.

         Section 4. To induce the Agent and the Related Committed Purchasers to enter into this Amendment, the Seller and Collection Agent represent and warrant to the Agent and the Related Committed Purchasers that: (a) the representations and warranties contained in the Transaction Documents, are true and correct in all material respects as of the date hereof with the same effect as though made on the date hereof (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date);
(b) no Potential Termination Event exists; (c) this Amendment has been duly authorized by all necessary corporate proceedings and duly executed and delivered by each of the Seller and the Collection Agent, and the Sale Agreement, as amended by this Amendment, and each of the other Transaction Documents are the legal, valid and binding obligations of the Seller and the

Collection Agent, enforceable against the Seller and the Collection Agent in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or other similar laws of general application affecting the enforcement of creditors' rights or by general principles of equity; and (d) no consent, approval, authorization, order, registration or qualification with any governmental authority is required for, and in the absence of which would adversely effect, the legal and valid execution and delivery or performance by the Seller or the Collection Agent of this Amendment or the performance by the Seller or the Collection Agent of the Sale Agreement, as amended by this Amendment, or any other Transaction Document to which they are a party.

         Section 5. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.

         Section 6. Except as specifically provided above, the Sale Agreement and the other Transaction Documents shall remain in full force and effect and are hereby ratified and confirmed in all respects. The execution, delivery, and effectiveness of this Amendment shall not operate as a waiver of any right, power, or remedy of any Agent or any Related Committed Purchaser under the Sale Agreement or any of the other Transaction Documents, nor constitute a waiver or modification of any provision of any of the other Transaction Documents. All defined terms used herein and not defined herein shall have the same meaning herein as in the Sale Agreement. The Seller agrees to pay on demand all costs and expenses (including reasonable fees and expenses of counsel) of or incurred by the Agent and each Purchaser Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

         Section 7. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and be governed by the law of the State of Illinois.

         IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.

                                  ABN AMRO BANK N.V., as the Agent, a
                                     Purchaser Agent and a Committed Purchaser and as the Enhancer



                                  By: __________________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________



                                  By: __________________________________________
                                     Name: _____________________________________
                                     Title: ____________________________________

                                  AMSTERDAM FUNDING CORPORATION, as a
                                     Conduit Purchaser


                                  By: __________________________________________
                                     Name:______________________________________
                                     Title: ____________________________________

                                  GIRO BALANCED FUNDING CORPORATION, as a
                                     Conduit Purchaser


                                  By: __________________________________________
                                     Name:  David Taylor
                                     Title:  Vice President

                                 BAYERISCHE LANDESBANK, New York Branch,
                                    as a Purchaser Agent



                                By: ____________________________________________
                                    Name:  Alexander Kohnert
                                    Title:  First Vice President



                                 By: ___________________________________________
                                    Name:  Lori-Ann Wynter
                                    Title:  Vice President

                                 BAYERISCHE LANDESBANK, Cayman Islands
                                    Branch, as a Committed Purchaser



                                 By: ___________________________________________
                                    Name:  Hereward Drummond
                                    Title:  Senior Vice President



                                 By: ___________________________________________
                                    Name:  James Boyle
                                    Title:  Vice President

                                 ATLANTIC ASSET SECURITIZATION CORP., as a
                                    Conduit Purchaser



                                 By: ___________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                 LA FAYETTE ASSET SECURITIZATION LLC



                                 By: ___________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                 CREDIT LYONNAIS, acting through its New York
                                    Branch,  as a Purchaser Agent and a
                                    Committed Purchaser



                                 By: ___________________________________________
                                    Name:_______________________________________
                                    Title: _____________________________________

                                 ARVINMERITOR RECEIVABLES CORPORATION, as
                                    the Seller



                                 By: ___________________________________________
                                    Name:_______________________________________
                                    Title: _____________________________________

                                 ARVINMERITOR, INC., as the Initial Collection
                                    Agent



                                 By: ___________________________________________
                                    Name:_______________________________________
                                    Title: _____________________________________

                                    EXHIBIT C

                  ADDRESSES AND NAMES OF SELLER AND ORIGINATOR

         1. Locations. (a) The chief executive office of the Seller and the Originators are located at the following address:

         Seller:                                                           State of Organization:
         ArvinMeritor Receivables Corporation                              Delaware
         2135 West Maple Road
         Troy, MI 48084

         Originators:

         Maremont Exhaust Products, Inc.                                   Delaware
         2400 Maremont Pkwy.
         Loudon, TN 37774

         Purolator Products NA, Inc.                                       Delaware
         3200 Natal Road
         Fayetteville, NC  28306

         Gabriel Ride Control Products, Inc.                               Delaware
         100 Westwood Pl.
         Brentwood, TN 37027

         Meritor Heavy Vehicle Systems, LLC                                Delaware
         2135 West Maple Road
         Troy, Michigan  48084

         Meritor Heavy Vehicle Braking Systems (USA), Inc.                 Delaware
         2135 West Maple Road
         Troy, Michigan  48084

         Euclid Industries, LLC                                            Delaware
         2135 West Maple Road
         Troy, Michigan  48084

         ArvinMeritor OE, LLC                                              Delaware
         2135 West Maple Road
         Troy, Michigan  48084

         Roll Coater, Inc.                                                 Indiana
         8440 Woodfield Crossing Blvd. 2, Suite 400
         Indianapolis, Indiana  46240

No such address was different at any time since December 31, 2000.

         (b) The following are all the locations where the Seller and the Originator directly or through its agents maintain any Records:

         SAME AS (a) ABOVE

         2. Names. The following is a list of all names (including trade names or similar appellations) used by the Seller and the Originator or any of its divisions or other business units that generate Receivables:

         None

                                    EXHIBIT D

                          LOCK BOXES AND LOCK-BOX BANKS



             BANK                       ORIGINATOR                     LOCK-BOX NUMBER                  COLLECTION ACCOUNT
             ----                       ----------                     ---------------                  ------------------
    Bank One, Detroit, MI          Arvin Meritor OE, LLC                    77669                             7590-73
                                                                   Bank One, Belleville, MI

                                   Arvin Meritor OE, LLC                    77654                             552143

                                   Meritor Heavy Vehicle
                                       Systems, LLC

                                   Meritor Heavy Vehicle
                                      Braking Systems

                                   ArvinMeritor OE, LLC

                                   Meritor Heavy Vehicle                    78074                             552143
                                      Braking Systems

                                  Euclid Industries, LLC                    771021                            552143

                                   Meritor Heavy Vehicle                    77053                             552143
                                       Systems, LLC

                                   Gabriel Ride Control                     77540                            361439584

    Bank One, Chicago, IL        Maremont Exhaust Products                  905352                            5299780
                                                                    Bank One, Chicago, IL

                                                                            70276                             5299780
                                                                    Bank One, Chicago, IL

                                                                            70321                             5299780
                                                                    Bank One, Chicago, IL

                                   Gabriel Ride Control                                                       1034388

                                    Purolator Products                      21413                             5157803
                                                                    Bank One, Chicago, IL

                                    Purolator Products                      21414                             5157803
                                                                    Bank One, Chicago, IL


                                    Purolator Products                      21953                             5157803
                                                                    Bank One, Chicago, IL

                                   Meritor Heavy Vehicle                    70182                             5490715
                                       Systems, LLC

                                   Meritor Heavy Vehicle                    70193                             5490715
                                       Systems, LLC

                                     Roll Coater, Inc.                      905468                            1034420

       Bank of America              Purolator Products                      98058                           8188311067
                                                                  Bank of America cash sweep

                                   Meritor Heavy Vehicle                     2320                           1233126031
                                       Systems, LLC

 SunTrust Bank, Brentwood, TN         Maremont Group                                                          4906667

First Tennessee Bank, Memphis      Meritor Heavy Vehicle                     8139                             1074555
              TN                       Systems, LLC

                                   Meritor Heavy Vehicle
                                      Braking Systems

                                   Meritor Heavy Vehicle                     8177                             1074555
                                       Systems, LLC

  Huntington Bank, Florence,       Meritor Heavy Vehicle                                                    02714912178
           Kentucky                    Systems, LLC





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